Sandler O’Neill 2014 East Coast Financial Services Conference Naples, FL November 13, 2014 Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

Company Overview

Correspondent Banking Market As of 9/30/14 Headquartered in Davenport, FL $3.6 billion in assets $2.4 billion in loans $3.1 billion in deposits Company formed: June 2000 1 Subsidiary Bank 58 Branch banking offices Correspondent Banking Segment Corporate Overview

Florida Trends Source: U.S. Census Bureau and Bureau of Labor Statistics

Florida Real Estate – Single Family Homes



Closed Sales
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
Median Sale Price
$190K
$180K
$170K
$160K
$150K
$140K
$130K
$120K
$110K
Total Inventory
190,000
170,000
150,000
130,000
110,000
90,000
70,000
2010
2011
2012
2013
2014

CenterState
BANKS, INC.

Source: Florida Realtors Monthly Market Detail (September 2014) – Single Family Homes

6

3rd Quarter Financial Summary

Earnings: Loan Growth: (excludes PCI loans) FSB Conversion: Stock Repurchase Plan: 3rd Quarter Summary of Financial Results 3Q14 2Q14 EPS $0.08 $0.03 Operating EPS $0.13 $0.11 _________________________________________________________________________________________ 16.5% QTD (annualized) and 8% YTD (annualized) $185M new production / $150M funded 40% CRE / 29% C&I / 19% SF / 12% other Pipeline $282M at Sept 30 versus $238M at June 30 _____________________________________________________________________________________________________ Conversion to core system – Sept 19 Of the 17 branches acquired from FSB 6 sold and another 4 consolidated and closed Continuing on track to achieve 46% cost saves as initially reported $3.4M merger expense reported in current quarter Estimated TBV accretion now $0.43/sh (6%) vs $0.45/sh (6.3%) Significant improvement over initial estimate of 1.40% when deal was announced _________________________________________________________________________________________ Announced Stock Repurchase Plan on Oct 22 Focus remains on organic growth and M&A opportunities Provides one more capital management tool

NIM Summary 1. Interest bearing deposits. Does not include non-interest bearing checking accounts.  3Q14  2Q14 Average Avg Average Avg Balance Rate Balance Rate Loans $2,094,522 4.67% $1,723,242 4.77% PCI loans 331,567 10.89% 285,270 11.57% Securities 543,235 2.62% 610,925 2.84% Fed funds sold and other 371,026 0.45% 284,895 0.60% Total interest earning assets $3,340,350 4.48% $2,904,332 4.62% Interest bearing deposits1 $2,192,653 0.33% $1,882,384 0.32% All other 94,536 1.25% 102,671 1.08% Total interest bearing liabilities $2,287,189 0.36% $1,985,055 0.37% Net Interest Margin   4.23%   4.37%

ALLL – excluding PCI Loans as of September 30, 2014 FAS 5 Component (excluding Gulfstream and First Southern) Total ALLL (excluding PCI loans) Loan Balance ALLL Loans (Fas 5) $1,349,696 $17,058 1.26% Gulfstream loans 291,140 --- --- First Southern loans 458,958 --- --- Impaired Loans (Fas 114) 26,695 1,977 7.41% Total Non-PCI Loans $2,126,489 $19,035 0.90%

Relationship between PCI loans and FDIC indemnification asset (IA) PCI Loans – Average Yields IA Amortization Expense At 9/30/14 remaining projected IA to be amortized ($31M)

PCI and FDIC Covered Loans as of September 30, 2014 Total FDIC Covered Loans Total PCI Loans FDIC FDIC Total FDIC Covered   Covered   FDIC   % of Covered   Non-FDIC   Total   % of PCI Non-PCI Covered Legal PCI Covered PCI Legal Loans   Loans   Loans   Bal Loans   PCI Loans   Loans   Bal Legal Balance $347,732 42,366 $390,098 100% $347,732 $58,562 $406,294 100% Discount Balance (83,043) (651) (83,694) (21%) (83,043) (13,613) (96,656) (24%) Carrying Balance $264,689 $41,715 $306,404 79% $264,689 $44,949 $309,638 76%

Amortization of Indemnification Asset ($30.6M) FDIC Indemnification Asset (“IA”) as of September 30, 2014 (1) The reason these previous estimates of FDIC reimbursements are no longer expected to be received from the FDIC is because this amount is now expected to be paid (and/or has been paid) by the borrower, or realized upon sale of OREO. $54 million IA $30.6 million previous estimates of FDIC reimbursements no longer expected(1) $23.4 million estimated reimbursements from FDIC

Consolidation and Integration

18 CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available Public companies are defined as financial institutions traded on a national exchange. Ocala National Bank (Jan 2009) Olde Cypress Community Bank (July 2010) Independent National Bank of Ocala (Aug 2010) Community National Bank of Bartow (Aug 2010) Central Florida State Bank (Jan 2012) First Guaranty Bank & Trust Co. (Jan 2012) Federal Trust Acquisition from The Hartford Insurance Company (Nov 2011) TD Bank divesture in Putnam (Jan 2011) Gulfstream Business Bank in Stuart (Jan 2014) First Southern Bancorp (June 2014) FDIC Acquisitions Non-FDIC Acquisitions

Gulfstream Business Bank – Closed January 17, 2014 Jacksonville Tampa Orlando Winter Haven West Palm Beach Offices:4 Assets:$585 million Deposits:$479 million Loans:$360 million Gulfstream Highlights(1) (1) At acquisition date Gulfstream (4 branches) CSFL (55 branches)

At acquisition date First Southern Highlights (1) Offices: 17 Assets: $1,055 million Deposits: $856 million Loans: $600 million First Southern Bancorp, Inc. – Closed June 1, 2014 3Q14 Activity Sale of 5 branches (6 branches including leased office) and $170 million deposits – on Sept 18, 2014 10 of the 17 branches acquired from FSB were closed in Sept 2014; 6 were sold and 4 were consolidated into existing CSFL offices

Efficiency Initiatives – announced January 2014 Total fully phased-in expense reduction – $6 million annually Branch closures – $2.7 million annually Other restructuring and expense reductions – $3.3 million annually 8 branch closings in April 2014

Loan Origination Loan Production by Quarter Loan Pipeline

Value of core deposits not fully realized in this low rate environment. Approximately 138,237 total accounts - $22,200 average balance per account Approximately $170,000 of deposits sold in Sept. 2014) Core deposits defined as non-time deposits. Total Deposits Number of Deposit Accounts (000’s) Building Franchise Value with Core Deposits Cost of Deposits 2009 – 2013 CAGR: 19.0% 2009 – 2013 CAGR: 12.0% 19% 7% 24% 16% 34%

Appendix

Appendix – Loan Portfolio

Total Loans by Type Total Loans Detail                   Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 5,450 $ 572 MM $105,000   CRE-Owner Occupied 1,081 $ 439 MM $406,100   CRE-Non Owner Occupied 933 $ 698 MM $748,100   Construction, A&D, & Land 511 $ 78 MM $152,600   Commercial & Industrial 2,138 $ 283 MM $132,400   Consumer & All Other 3,167 $ 56 MM $17,700   Total   13,280   $ 2,126 MM   $160,100 Total Loan Portfolio as of September 30, 2014 Excluding purchased credit-impaired loans

Loans, excluding PCI loans Yields (TEY) Average Balances NPAs / Loans & OREO (%) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI. Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.

Appendix – Deposit Portfolio

Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of September 30, 2014                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 49,532 $ 1,043 MM $21,100   Now Accounts 52,403 $ 575 MM $11,000   Savings Deposits 17,490 $ 232 MM $13,400   Money Market 6,816 $ 728 MM $106,800 Certificates of Deposits 11,996 $ 488 MM $40,700     Total   138,237   $ 3,066 MM   $22,200

Appendix – Profitablity Metrics

EPS – 6 years Profitability Metrics EPS & Operating EPS - 5 quarters

10 Efficiency Ratio Operating Efficiencies * Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income] **Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Assumes 8% capital allocation. † Data presented on an annualized basis. Non-interest expense, ROA and ROE are based on direct expenses and exclude corporate overhead allocations. Correspondent Banking Income Analysis Correspondent Earnings Ratios   2009 2010 2011 2012 2013 1Q14 2Q14 3Q14     ROE1 38.06% 59.07% 33.14% 58.80% 15.99% 4.72% 15.54% 14.72% ROA 3.04% 4.73% 2.65% 4.70% 1.28% 0.38% 1.24% 1.18%